SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 6, 2004

Speaking Roses International, Inc.

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-22515 (Commission File Number)	20-0612376 (I.R.S. Employer Identification No.)

545 West 500 South

Bountiful, Utah 84010

(Address of principal executive offices)

(801) 677-7673

Registrant’s telephone number, including area code

N/A

Former Name or Former Address, if Changed Since Last Report

Item 7. Financial Statements and Exhibits

(a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information.

This Form 8-K/A amends our Current Report on Form 8-K filed February 20, 2004. That current report described our acquisition on February 6, 2004 of substantially all of the assets of Speaking Roses, LC, an Idaho limited liability company that licenses proprietary technology used to emboss floral products. This amendment provides the financial information required to be provided with that current report, as provided in Item 7(a) and Item 7(b) of Form 8-K.

The following audited financial information is filed as Exhibit 99.1 and incorporated herein by reference:

(i) Report of Independent Auditors for Speaking Roses, LC

(ii) Balance Sheet at December 31, 2003

(iii) Statements of Operations for the years ended December 31, 2003 and 2002

(iv) Statements of Changes in Members’ Deficit for the years ended December 31, 2003 and 2002

(v) Statements of Cash Flows for the years ended December 31, 2003 and 2002

(vi) Notes to Financial Statements

The following unaudited pro forma financial information for Speaking Roses, LC is filed as Exhibit 99.2 and incorporated herein by reference:

(i) Unaudited Pro forma Combined Condensed Balance Sheet at December 31, 2003

(ii) Unaudited Pro forma Combined Condensed Statements of Operations for the year ended December 31, 2003

(iii) Unaudited Pro forma Combined Condensed Statement of Operations for the year ended December 31, 2002

(iv) Notes to Unaudited Pro forma Combined Condensed Financial Statements

(c) Exhibits.

99.1 Audited Financial Statements of Speaking Roses, LC as of and for the years ended December 31, 2003 and 2002

99.2 Unaudited Pro forma Combined Condensed Financial Statements as of and for the year ended December 31, 2003 and 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2004

Speaking Roses International, Inc.
By: /s/ Blaine Harris Blaine Harris, Chief Executive Officer